AMENDMENT NO. 1

to Collaboration Agreement for an investigator-initiated clinical trial

THIS AMENDMENT NO. 1 to Collaboration Agreement for an investigator-initiated clinical trial ("Amendment No. 1") is made as of March 11th 2025 ("Effective Date"), by and between Lixte Biotechnology Holdings, Inc., having its principal place of business at 680 E Colorado Blvd. Suite 180 Pasadena CA 91101, United States of America ("LIXTE") and Grupo Español de Investigación en Sarcomas (GEIS), having a place of business at C/ Diego de León 47, 28006 Madrid, Spain ("Sponsor").

WHEREAS, the parties have entered into a Collaboration Agreement for an investigator-initiated clinical trial effective as of 31 July 2019 (the "Collaboration Agreement") and relating to the protocol entitled, "*Randomized phase I/II trial of LB-100 plus doxorubicin vs. doxorubicin alone in first line of advanced soft tissue sarcoma*" (the "Trial").

WHEREAS, the parties have agreed to amend the Collaboration Agreement as set forth in this Amendment No. 1.

Unless the context requires otherwise, terms and expressions set out in the Collaboration Agreement shall have the same meanings when used in this Amendment No 1.

NOW, THEREFORE, the parties have agreed as follows:

Article 1

1.1 Sponsor acknowledges and agrees that LIXTE is no longer interested in obtaining information resulting from phase II of the Trial, because of the recent approval of a new standard of care in the largest STS subgroup and that LIXTE will limit its contributions in cash and in kind to Phase 1 of the Trial as set forth in this Amendment No. 1. Therefore, the parties hereby replace Appendix 1 (Budget & Payment Schedule) to the Collaboration Agreement its entirety by a new and amended Appendix 1 attached to this Amendment No. 1 as Schedule A.

Article 2

2.2 The parties hereby amend and restate Section 6.1 of the Collaboration Agreement in its entirety to read as follows:

"In consideration for the performance of the Trial, LIXTE undertakes to collaborate financially with the Sponsor in carrying out the Trial by means of a maximum contribution of nine hundred and three thousand one hundred and thirty-nine euro and fifty-seven eurocent (EUR 903,139.57). Sponsor acknowledges receipt of an amount of six hundred and fifty-three thousand nine hundred and ninety-seven euro and sixty-two eurocent (EUR 653,997.62) in accordance with Appendix 1 and hereby discharges LIXTE for its payment obligations under the Collaboration Agreement to this amount."

Article 3

3.1 This Amendment No. 1 shall become inseparable part of the Collaboration Agreement.

3.2 All other terms and provisions of the Collaboration Agreement shall remain in full force and effect.

3.3 Any amendment to this Amendment No. 1 must be made in writing and signed by the parties.

3.4 This Amendment No.1 constitutes the entire agreement between the parties regarding the subject matter thereof and supersedes all prior agreements or understandings, whether in writing or orally regarding the subject matter of this Amendment No. 1.

3.5 This Amendment No. 1 may be executed in any number of counterparts, including electronically (by PDF), each of which when executed shall be an original but all the counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Sponsor and LIXTE have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the Effective Date.

Lixte Biotechnology Holdings, Inc.

Signed by:

By: Bas van der Baan
AF70A878514A46F...

Name Printed: Bas van der Baan

Title: Chief Executive Officer

Date: 13-Mar-2025 | 2:55 PM CET

Grupo Español de Investigación en Sarcomas (GEIS)

DocuSigned by:

By: Claudia Valverde
846449051C18456...

Name Printed: Claudia Valverde

Title: GEIS Chair

Date: 13-mar.-2025 | 6:25 AM PDT

Schedule A

Amended Appendix 1: Budget & Payment Schedule

to the Collaboration Agreement for an investigator-initiated clinical trial

Payment No.	Total	Milestone	Estimated Date
1	77,856.86 €	Upon CTA signature	Q3 2019
2	77,856.86 €	Protocol reviewed by FDA and delivery of required documentation/permits for LB-100 import and use in the EU	Q3 2019
3	249,141.95 €	EC and RA approvals in Spain	Q4 2022
4	249,141.95 €	Phase 1: First patient in	Q2 2023
5	249,141.95 €	Phase 1: Final clinical report	Q2 2025